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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                              The Securities Act of 1934


         Date of Report (Date of earliest event reported)  September 30, 1996
                                                           -------------------

                              PINNACLE BANC GROUP, INC.
                              -------------------------
                (Exact name of registrant as specified in its charter)


    ILLINOIS                      0-18283                     36-3190818
    --------                      -------                     ----------
(State or other                 (Commission                (I.R.S. Employer
  jurisdiction                  File Number)               Identification No.)
of Incorporation)

              2215 YORK ROAD, SUITE 208, OAK BROOK, ILLINOIS    60521
              ----------------------------------------------    -----
                 (Address of principal executive offices)     (Zip Code)


          Registrant's telephone number, including area code  (630) 574-3550


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            (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


    On September 30, 1996, Pinnacle Banc Group, Inc. ("Pinnacle") acquired Financial Security Corp., Chicago, Illinois ("Financial Security"), and its subsidiary, Security Federal Savings and Loan Association of Chicago ("Security Federal"). Pinnacle had previously announced that an Agreement and Plan of Merger (the "Agreement") was signed by Pinnacle and Financial Security on April 22, 1996. The terms of the transaction were negotiated by Pinnacle with the Board of Directors of Financial Security and Hovde Financial, Inc. which represented Financial Security.

    The transaction was completed through the merger of Financial Security into Pinnacle. Concurrent with this merger, Security Federal became a wholly-owned subsidiary of Pinnacle. Security Federal will continue its present business providing banking services to the local and surrounding communities through two banking locations.

    Pinnacle funded the purchase price for Financial Security by issuing
856,942 common shares of Pinnacle and paying cash of $20,140,000 to the shareholders of Financial Security. The total value of the transaction was $44,756,000. Funds to complete the cash portion of the transaction consisted of cash on hand of $15,200,000 and debt incurred of $5,000,000 from Harris Trust and Savings Bank, Chicago, Illinois. The debt is collateralized by all of the common shares of Pinnacle's subsidiary banks. The debt is due on demand, bears interest at a floating rate tied to the prime rate, or LIBOR at the selection of the borrower, and requires quarterly principal and interest payments with amortization not to exceed 10 years.

    On June 30, 1996, Financial Security had total assets of $258,452,000, loans of $180,319,000, deposits of $185,679,000 and stockholders' equity of $39,841,000.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


    (a)  Financial statements of businesses acquired.

         Financial statements of Financial Security and pro forma financial information in regards to the acquisition were filed as part of Pinnacle's Registration Statement on Form S-4 filed on July 29, 1996 and declared effective on July 30, 1996. Updated financial statements and pro forma financial information are to be filed as soon as practical but in no case later than December 13, 1996.

    (b)  Exhibits.

         The Agreement and Plan of Merger signed by Pinnacle and Financial Security was filed as an exhibit to Pinnacle's Report on Form 8-K dated April 22, 1996 and filed on April 29, 1996.


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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PINNACLE BANC GROUP, INC.



DATED:  OCTOBER 14, 1996               BY:  /S/ JOHN J. GLEASON, JR.
       -----------------                    ------------------------
                                              JOHN J. GLEASON, JR.
                                              VICE CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER


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